SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): December 7, 2001

                  Real Estate Opportunities, Inc.
                        ------------------
      (Exact name of registrant as specified in its charter)

               Colorado		0-28789		  84-1461919
          ---------------         -----------------------  	----------------
(State or  other  jurisdiction     (Commission      (IRS Employer
of incorporation)                      File Number)      Identification No.)


               3225 East 2nd Avenue, Denver CO    	80206
               --------------------------------------- 		---------
 (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code: (303) 393-8060



















						FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Act of 1934

Item 1.Changes in Control of Registrant.
Not Applicable

Item 2.Acquisition or Disposition of Assets.
Not Applicable

Item 3.Bankruptcy or Receivership.
Not Applicable

Item 4. Changes in Registrant's Certifying Accountant.
Not Applicable

Item 5.Other Events
We held a shareholders meeting on December 4, 2001.
 At that time, we changed the name of our company to PocketSpec Technologies Inc. and increased our authorized common shares to 50,000,000 shares.
We also elected four persons to our board of directors:
 Messrs. F. Jeffrey Krupka and Roger Hutchison and
Ms. Janet Brophy and Cynthia Kettl. We also approved
Cordovano and Harvey, P.C., as our auditors for the fiscal year ended January 31,2002.

Item 6.Resignation of Registrant's Directors.
Not Applicable

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits. Not Applicable

Item 8. Change in Fiscal Year.
Not Applicable

Item 9.Sales of Equity Securities Pursuant to Regulation S.
Not Applicable












					   SIGNATURES

Pursuant to the requirements  of the Securities  Exchange
Act of 1934,  the registrant  has duly
caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 7, 2001              			Real Estate
						Opportunities, Inc.


                                        				By: /s/ F. Jeffrey Krupka
                                              				(President)